UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

STARBOARD VALUE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 39496	84-3743013
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Third Avenue, 18th Floor New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 845-7977

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one Warrant to purchase one share of Class A Common Stock	SVACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, exercisable for one share of Class A Common Stock for $11.50 per share	SVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2020, the Registration Statement on Form S-1 (File No. 333-248094) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Starboard Value Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on September 9, 2020, a registration statement on Form S-1 (File No. 333-248699) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On September 14, 2020, the Company consummated the IPO of 36,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-sixth of one redeemable warrant (the “Detachable Redeemable Warrants”). In addition, each share of Class A Common Stock issued in the IPO carries a contingent right to receive at least one-sixth of one redeemable warrant following the initial business combination redemption time under certain circumstances and subject to adjustment (the “Distributable Redeemable Warrants”, and with the Detachable Redeemable Warrants, the “Redeemable Warrants”). An aggregate of 6,000,000 (or 6,900,000 if the underwriters exercise their over-allotment option in full) (the “Aggregate Warrant Amount”) warrants will be distributed, prior to the Company’s initial business combination, as follows: (i) to the extent that no public stockholders redeem their shares of Class A Common Stock issued in the IPO (whether acquired in the IPO or afterwards) (the “Public Shares”) in connection with the Company’s initial business combination, each public stockholder will receive one-sixth of one Distributable Redeemable Warrant per Public Share and (ii) to the extent that any public stockholders redeem any of their Public Shares in connection with the initial business combination, then (A) one-sixth of one Distributable Redeemable Warrant will be distributed per each Public Share that was not redeemed (the “Remaining Public Shares”) and (B) the warrants in an amount equal to the Aggregate Warrant Amount less the number of warrants distributed pursuant to the foregoing clause (A) will be distributed on a pro rata basis to (x) the holders of the Remaining Public Shares based on their percentage of Class A Common Stock held after redemptions and the issuance of any Forward Purchase Shares (as defined below), as Distributable Redeemable Warrants and (y) the holders of the Forward Purchase Shares based on their percentage of Class A Common Stock held after redemptions and the issuance of any Forward Purchase Shares, as private placement warrants. The contingent right to receive the Distributable Redeemable Warrants will remain attached to the Class A Common Stock, will not be separately transferable, assignable or salable, and will not be evidenced by any certificate or instrument. Each whole Redeemable Warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $360,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 5,400,000 Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits of the Registration Statement:

●	an Underwriting Agreement, dated September 9, 2020, between the Company and UBS Securities LLC, as representative of the several underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	an Amended and Restated Private Placement Warrants Purchase Agreement, dated September 9, 2020, between the Company and SVAC Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor purchased 6,133,333 private placement warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants”);

●	a Warrant Agreement, dated September 9, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Redeemable Warrants, Private Placement Warrants, Forward Purchase Private Placement Warrants and Working Capital Warrants (each as defined in the Warrant Agreement) (collectively, the “Warrants”); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;

●	an Investment Management Trust Agreement, dated September 9, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Investment Management Trust Agreement”), which establishes the trust account that will hold the net proceeds of the IPO proceeds and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the Investment Management Trust Agreement;

●	a Registration Rights Agreement, dated September 9, 2020, among the Company, the Sponsor and certain other security holders, which provides for customary demand and piggy-back registration rights for the Sponsor and the other security holders party thereto;

●	a Letter Agreement, dated September 9, 2020, among the Company, the Sponsor and each of the officers and directors of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any shares of capital stock held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor;

●	an Administrative Services Agreement, dated September 9, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation;

●	Indemnity Agreements, each dated September 9, 2020, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

●	an Amended and Restated Forward Purchase Agreement, dated September 9, 2020, among the Company and certain clients of Starboard Value LP (the “Forward Purchasers”), pursuant to which the Forward Purchasers have agreed to purchase shares of Class A Common Stock at a price equal to $9.50 per share (the “Forward Purchase Shares”), in a private placement transaction to close concurrently with the closing of the initial business combination. At the closing, the Forward Purchasers will purchase the number of Forward Purchase Shares from the Company that would result in net proceeds in an aggregate amount necessary to satisfy the Company’s aggregate payment obligations resulting from the exercise of redemption rights by holders of the Public Shares in connection with the Company’s initial business combination, subject to a maximum funding commitment by the forward purchasers of $100,000,000; and

●	an Optional Share Purchase Agreement, dated September 9, 2020, among the Company and the Forward Purchasers, pursuant to which the Forward Purchasers have the option, anytime or from time to time for the six-month period following the closing of the Company’s initial business combination, to purchase common equity of the surviving entity in the initial business combination (the “Optional Shares”) at a price per Optional Share of $10.00, subject to adjustments.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.1, 4.1, 10.3, 10.4, 10.2, 10.6, 10.5, 10.7 and 10.8, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 6,133,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $9,200,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Redeemable Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios (except in certain redemption scenarios when the price per share of Class A Common Stock equals or exceeds $10.00 (as adjusted)),  (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (iv) will be entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Redeemable Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2020, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation, effective the same day. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $360,000,000 of the net proceeds from the IPO and the Private Placement (which includes $16,200,000 of the underwriters’ deferred discount) was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Public Shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Public Shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO.

On September 7, 2020, the Company adopted its Bylaws. The Bylaws are attached hereto as Exhibit 3.2.

On September 9, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1.

On September 14, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated September 9, 2020, between the Company and UBS Securities LLC, as representative of the several underwriters

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Bylaws of the Company

4.1	Warrant Agreement, dated September 9, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent

10.1	Amended and Restated Private Placement Warrants Purchase Agreement, dated September 9, 2020, between the Company and SVAC Sponsor LLC

10.2	Letter Agreement, dated September 9, 2020, among the Company, SVAC Sponsor LLC and each of the officers and directors of the Company

10.3	Investment Management Trust Account Agreement, dated September 9, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee

10.4	Registration Rights Agreement, dated September 9, 2020, among the Company and certain security holders

10.5	Form of Indemnity Agreement, between the Company and each of the officers and directors of the Company

10.6	Administrative Services Agreement, dated September 9, 2020, between the Company and SVAC Sponsor LLC

10.7	Amended and Restated Forward Purchase Agreement, dated September 9, 2020, among the Company and the purchasers signatory thereto

10.8	Optional Share Purchase Agreement, dated September 9, 2020, among Company and the purchasers signatory thereto

99.1	Press Release, dated September 9, 2020

99.2	Press Release, dated September 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2020

Starboard Value Acquisition Corp.

By:	/s/ Martin D. McNulty, Jr.
Name:	Martin D. McNulty, Jr.
Title:	Chief Executive Officer